(BULL LOGO)

Merrill Lynch Investment Managers


Annual Report

March 31, 2001




CMA Pennsylvania
Municipal Money Fund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.


CMA Pennsylvania
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper


TO OUR SHAREHOLDERS:


For the year ended March 31, 2001, CMA Pennsylvania Municipal Money Fund paid shareholders a net annualized yield of 3.47%.* As of March 31, 2001, the Fund's 7-day yield was 2.96%.

Economic Environment
Economic growth in the commonwealth of Pennsylvania continued to decelerate slightly during the 12-month period ended March 31, 2001. This was most evident in the retail trade and service industries, which experienced an abrupt cooling. In September, retail trade employment fell back to the low reached one year ago. The region's March Business Outlook Survey confirmed this moderation as for the fourth consecutive month the percentage of manufacturing firms reporting declines in general business activity exceeded the percentage reporting increases. Moreover, the March survey also showed declines in employment and average work hours. However, the survey was more optimistic going forward as future orders and future shipments indexes reflected increases. The commonwealth's labor market also remained stable as the unemployment rate dropped from 4.4% in December to 4.3% in January. During 2000, Pennsylvania created almost 110,000 new jobs, more than any year since 1988. Future growth depends largely on the commonwealth's ability to continue to attract more high-end labor, especially in the high-tech sector. Presently, the commonwealth is already a major employer in several high-tech industries, such as biotech, pharmaceuticals and computer software. The Philadelphia metropolitan area, in particular, has been a hotbed for growth in high-tech jobs, as more than 61% of the 180,000 high-tech workers in the commonwealth are located in the Philadelphia metropolitan area.


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


Pennsylvania's financial operations continued to be successful in 2000, enabling additional tax cuts as well as a surplus buildup. The commonwealth's Stabilization Reserve Fund at June 2000 totaled $1.1 billion or a healthy 5.6% of estimated 2000-2001 revenues, a new record level. In addition, revenues for the first quarter of this fiscal year were above estimates by approximately 2%, but by the second quarter this excess was erased. In February, Governor Tom Ridge announced his 2001-2002 budget proposal, which included $217 million in tax cuts and projected the Budget Stabilization Fund balance to increase to $1.3 billion. Specifically, tax cuts include a $172 million reduction in the capital stock and franchise tax and elimination of the state income tax for a family of four earning up to $30,000.

Investment Strategy
At the beginning of the 12-month period ended March 31, 2001, the Fund had a relatively bearish position because variable rate demand product traditionally outperforms fixed rate product in April and May when outflows during tax time push rates higher. Nonetheless, we anticipated moving the Fund to a more neutral position by June 2000 given our opinion that tighter monetary policy, which was causing US equity markets to weaken, would soon have a negative effect on the domestic economy. Conversely, as June began, a number of economic indicators, including strong retail sales and housing activity, reflected a still healthy US economy, while the nation's unemployment rate dropped to 3.9% in April. Therefore, during this time, we delayed the Fund's maturity extension. On May 16, 2000, the Federal Reserve Board tightened monetary policy by increasing the Federal Funds rate 50 basis points (0.50%) from 6.0% to 6.5%. Given this significant tightening of monetary policy, we then looked to move to a more neutral position anticipated at the beginning of the period. In July and August 2000, economic data began to show more significant signs of a slowing US economy as the change in non-farm payrolls were weaker than expected, decreasing 108,000 and increasing only 53,000, respectively. Inflation also stayed in check as consumer and producer price indexes recorded negative values for the month of August. Given this backdrop for the domestic economy, we continued to pursue a slightly more aggressive position.

As the second half of the period progressed, it became evident that the US economy was slowing more rapidly than expected, which was reflected in the continued deterioration of both domestic economic data and US equity markets. By March 31, 2001, the Dow Jones Industrial Average and NASDAQ Composite Index declined 17% and 60%, respectively, from highs reached in early 2000. As a result of the dramatic shift, the Federal Open Market Committee lowered the Federal Funds rate by 100 basis points in January 2001 and 50 basis points in March 2001. During this time, we had some difficulty maintaining the bullish position we desired because of a lack of state-specific fixed rate issuance and significant cash inflows, particularly during November, December and January when the Fund's assets increased approximately 5.5%. Consequently, a majority of the fixed rate product acquired by the Fund was purchased in the secondary market. Our strategy allowed the Fund to perform above average relative to its peer group for the year ended March 31, 2001, according to IBC's Money Fund Report.

Going forward, we believe that interest rates will have to further decline to spark the ailing US economy. Therefore, we will pursue attractive opportunities to assume a more aggressive position, while continuing to monitor the marketplace.

In Conclusion
We thank you for your support of CMA Pennsylvania Municipal Money
Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Darrin J. SanFillippo)
Darrin J. SanFillippo
Vice President and Portfolio Manager



April 26, 2001


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
IMPORTANT TAX INFORMATION (UNAUDITED)

All of the net investment income distributions paid daily by CMA Pennsylvania Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001                                                          (IN THOUSANDS)
                      Face
State                Amount                            Issue                                                     Value
Pennsylvania--     $ 15,879   ABN Amro, Munitops Certificates Trust, Series 1999-16, 4.40%
99.1%                         due 5/09/2001 (c)                                                               $   15,879
                      2,000   Allegheny County, Pennsylvania, Airport Revenue Refunding Bonds
                              (Pittsburgh International Airport), AMT, 5% due 1/01/2002 (c)                        2,028
                      3,000   Allegheny County, Pennsylvania, GO, Series C-51, 4.25% due 5/01/2001                 3,000
                              Allegheny County, Pennsylvania, Hospital Development Authority, Hospital
                              Revenue Bonds (South Hills Health System):
                      4,300     4.30% due 4/01/2001                                                                4,300
                      8,000     Series A, 5.50% due 6/01/2001                                                      8,010
                              Allegheny County, Pennsylvania, Hospital Development Authority Revenue
                              Bonds (Presbyterian University Hospital), ACES, VRDN (e):
                      3,945     Series B-1, 3.60% due 3/01/2018                                                    3,945
                        970     Series B-2, 3.60% due 3/01/2018                                                      970
                      4,445     Series B-3, 3.60% due 3/01/2018                                                    4,445
                      3,520   Allegheny County, Pennsylvania, IDA, Revenue Bonds (The Bradley Center),
                              VRDN, Series A, 3.60% due 11/01/2014 (e)                                             3,520
                      9,935   Allegheny County, Pennsylvania, IDA, Revenue Refunding Bonds (Commercial
                              Development-Parkway Center Project), VRDN, Series A, 3.55% due 5/01/2009 (e)         9,935
                     10,400   Beaver County, Pennsylvania, IDA, Environmental Improvement Recreation
                              Revenue Bonds (BASF Corporation Project), VRDN, AMT, 3.65% due 9/01/2032 (e)        10,400
                      2,495   Beaver County, Pennsylvania, IDA, IDR (Standard Steel Specialty), VRDN, 3.75%
                              due 12/03/2007 (e)                                                                   2,495
                              Beaver County, Pennsylvania, IDA, PCR, Refunding:
                      4,000     (Atlantic Richfield Project), VRDN, 3.45% due 12/01/2020 (e)                       4,000
                     20,000     (Duquesne Light Company), CP, Series E, 3.35% due 4/04/2001 (a)                   20,000
                      5,695   Bedford County, Pennsylvania, IDA, Revenue Bonds (Defiance Metal Products),
                              VRDN, 3.75% due 2/01/2011 (e)                                                        5,695
                      1,610   Berks County, Pennsylvania, IDA, IDR (Valley Forge Flag Company, Inc. Project),
                              VRDN, AMT, Series A, 3.65% due 9/01/2006 (e)                                         1,610
                      2,200   Bethlehem, Pennsylvania, Area School District, GO, Refunding, 4% due
                              9/01/2001 (b)                                                                        2,209
                      1,125   Boyertown, Pennsylvania, Area School District, TRAN, 5.30% due 6/29/2001             1,126
                      3,500   Bucks County, Pennsylvania, GO, TRAN, 3.75% due 12/31/2001                           3,515
                      2,720   Bucks County, Pennsylvania, IDA, Environmental Improvement Revenue
                              Refunding Bonds (USX Corporation Project), 3.25% due 6/07/2001                       2,720
                      5,000   Butler County, Pennsylvania, IDA, Revenue Bonds (Concordia Lutheran
                              Ministers), Series A, 5% due 4/01/2001                                               5,000
                      1,500   Carbondale, Pennsylvania, IDA, IDR (JM Wells Company LP Project), VRDN,
                              AMT, 3.75% due 9/01/2015 (e)                                                         1,500
                     21,615   Clipper Tax Exempt, COP, VRDN, AMT, Series 1999-6, 3.55% due 5/14/2002 (e)          21,615
                      1,495   Crawford County, Pennsylvania, IDA (Heatrix Inc. Project), VRDN, AMT,
                              Series A, 3.75% due 11/01/2017 (e)                                                   1,495
                      1,500   Dauphin County, Pennsylvania, General Authority Revenue Bonds, Series NNN1,
                              5% due 6/01/2001 (a)                                                                 1,500


Portfolio Abbreviations for CMA Pennsylvania Municipal Money Fund

ACES SM    Adjustable Convertible Extendible Securities
AMT        Alternative Minimum Tax (subject to)
COP        Certificate of Participation
CP         Commercial Paper
EDR        Economic Development Revenue Bonds
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
MSTR       Municipal Securities Trust Receipts
PCR        Pollution Control Revenue Bonds
S/F        Single Family
TRAN       Tax Revenue Anticipation Notes
UPDATES    Unit Price Demand Adjustable Tax-Exempt
           Securities
VRDN       Variable Rate Demand Notes


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001 (CONTINUED)                                              (IN THOUSANDS)
                      Face
State                Amount                            Issue                                                     Value
Pennsylvania        $ 4,640   Dauphin County, Pennsylvania, General Authority, Revenue
(continued)                   Refunding Bonds (School District Pooled Financing Program II),
                              VRDN, 3.60% due 9/01/2032 (a)(e)                                                $    4,640
                      1,260   Dauphin County, Pennsylvania, General Authority School Revenue
                              Refunding Bonds, VRDN, 3.60% due 9/01/2032 (a)(e)                                    1,273
                      4,180   Dauphin County, Pennsylvania, IDA, Revenue Bonds (Interconnection System
                              Project), VRDN, AMT, 3.70% due 1/01/2014 (e)                                         4,180
                      2,000   Delaware County, Pennsylvania, Authority Revenue Bonds (Widener University
                              Inc.), VRDN, 3.60% due 7/01/2014 (e)                                                 2,000
                      2,645   Delaware County, Pennsylvania, IDA, IDR (Tura Machine Company Project),
                              VRDN, AMT, 3.75% due 3/01/2008 (e)                                                   2,645
                     12,900   Delaware County, Pennsylvania, IDA, PCR (BP Oil Inc. Project), VRDN, UPDATES,
                              3.60% due 12/01/2009 (e)                                                            12,900
                      3,400   Delaware County, Pennsylvania, IDA, PCR, Refunding (BP Exploration and Oil),
                              VRDN, 3.60% due 10/01/2019 (e)                                                       3,400
                      5,900   Eagle Tax-Exempt Trust, Pennsylvania, HFA, VRDN, Series 94C, Class 3801, 3.55%
                              due 7/01/2025 (e)                                                                    5,900
                              Eagle Tax-Exempt Trust, Pennsylvania, VRDN (e):
                      4,300     Series 94, Class 3803, 3.58% due 5/01/2008                                         4,300
                      5,940     Series 96C, Class 3801, 3.58% due 5/01/2014                                        5,940
                     10,000   East Hempfield Township, Pennsylvania, IDA, Revenue Bonds (Mennonite Home
                              Project), VRDN, 3.56% due 6/01/2025 (e)                                             10,000
                      9,300   Emmaus, Pennsylvania, General Authority Revenue Bonds, VRDN,
                              Sub-Series A-9, 3.50% due 3/01/2024 (e)                                              9,300
                      2,870   Erie County, Pennsylvania, Industrial Development (Reed Manufacturing Corp.
                              Project), VRDN, 3.75% due 6/01/2006 (e)                                              2,870
                      5,830   Fayette County, Pennsylvania, IDA, IDR (Dynamic Materials Corp. Project),
                              VRDN, 3.75% due 9/01/2013 (e)                                                        5,830
                      3,940   Greene County, Pennsylvania, IDA, Revenue Bonds (Manufacturing Facilities--
                              Kyowa America), VRDN, AMT, Series D, 3.70% due 7/01/2014 (e)                         3,940
                      5,625   Grove City, Pennsylvania, Area Hospital Authority, Health Care Facility
                              Revenue Bonds (John XXIII Home Project), VRDN, 3.65% due 2/01/2030 (e)               5,625
                      2,300   Harbor Creek, Pennsylvania, School District, GO, 4.75% due 7/01/2001                 2,301
                     15,000   Harrisburg, Pennsylvania, Authority Revenue Bonds, VRDN, 3.56% due
                              3/01/2034 (e)                                                                       15,000
                     24,500   Indiana County, Pennsylvania, IDA, PCR, Refunding (Conemaugh Project),
                              VRDN, AMT, Series A, 3.45% due 6/01/2027 (e)                                        24,500
                      2,715   Jeannette, Pennsylvania, Health Service Authority, Hospital Revenue Bonds
                              (Jeannette District Memorial Hospital), VRDN, Series B, 3.60% due 11/01/2018 (e)     2,715
                      6,390   Lackawanna County, Pennsylvania, GO, MSTR, VRDN, Series SGB-38, 3.55% due
                              9/15/2020 (e)                                                                        6,390
                      3,500   Lancaster County, Pennsylvania, GO, VRDN, 3.53% due 5/01/2030 (b)(e)                 3,500
                      7,825   Lancaster County, Pennsylvania, Hospital Authority, Health Center Revenue
                              Refunding Bonds (Brethren Village), VRDN, 3.53% due 6/15/2020 (e)                    7,825
                      2,365   Lancaster County, Pennsylvania, Hospital Authority, Revenue Refunding Bonds
                              (Lancaster General Hospital Project), 5% due 7/01/2001 (a)                           2,378
                      5,600   Lebanon County, Pennsylvania, Health Facilities Authority, Health Center
                              Revenue Refunding Bonds (United Church of Christ Project), VRDN, 3.55% due
                              4/01/2024 (e)                                                                        5,600
                      2,500   Manheim Boro, Pennsylvania, Water and Sewer Revenue Bonds, 6.85% due
                              9/01/2001 (c)(d)                                                                     2,526
                      6,800   Mercer County, Pennsylvania, TRAN, 4.60% due 12/31/2001                              6,825
                      3,700   Monroe County, Pennsylvania, IDA, Revenue Refunding Bonds (UTD Steel
                              Enterprises Project), VRDN, AMT, Series A, 3.70% due 9/01/2013 (e)                   3,700
                      3,190   Moon, Pennsylvania, IDA, Commercial Development (One Thorn Run Center
                              Project), VRDN, Series A, 3.50% due 11/01/2015 (e)                                   3,190
                     18,160   Municipal Securities Trust Certificates, Revenue Refunding Bonds,
                              Series 2001-121, Class A, 3.28% due 4/25/2001 (b)                                   18,160



CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001 (CONTINUED)                                              (IN THOUSANDS)
                      Face
State                Amount                            Issue                                                     Value
Pennsylvania        $ 2,200   North Wales, Pennsylvania, Water Authority Revenue Bonds (Rural Water
(continued)                   Projects), 5.125% due 9/01/2001                                                 $    2,213
                      4,000   Northampton County, Pennsylvania, General Purpose Authority, University
                              Revenue Bonds (Lehigh University), VRDN, Series B, 3.40% due 12/01/2030 (e)          4,000
                              Pennsylvania Economic Development Financing Authority, Economic
                              Development Revenue Bonds, VRDN (e):
                      4,400     AMT, Series D-7, 3.70% due 8/01/2022                                               4,400
                      1,200     AMT, Series F-5, 3.70% due 12/01/2006                                              1,200
                      2,400     (Gutchess Hardwoods Inc. Project), Series B, 3.80% due 4/01/2005                   2,400
                              Pennsylvania Energy Development Authority Revenue Bonds, VRDN, AMT (e):
                      4,440     (B&W Ebensburg Project), 3.50% due 12/01/2011                                      4,440
                        900     (Piney Creek), Series C, 3.50% due 12/01/2011                                        900
                      2,595   Pennsylvania HFA, S/F Mortgage Revenue Bonds, AMT, Series 2001-71, 3.375%
                              due 10/01/2001                                                                       2,595
                      1,500   Pennsylvania State, GO, Refunding, Second Series, 5.50% due 7/01/2001                1,504
                              Pennsylvania State Higher Educational Facilities Authority Revenue Bonds:
                      3,250     (Association of Independent Colleges and Universities), Series D-5,
                                4.35% due 5/01/2001                                                                3,250
                      3,550     (Lafayette College), 5% due 11/28/2001                                             3,570
                              Pennsylvania State Higher Educational Facilities Authority, Revenue Refunding
                              Bonds (Carnegie Mellon University), VRDN (e):
                      3,900     Series A, 3.55% due 11/01/2025                                                     3,900
                      1,400     Series C, 3.55% due 11/01/2029                                                     1,400
                      4,000     Series D, 3.55% due 11/01/2030                                                     4,000
                     10,600   Philadelphia, Pennsylvania, Authority for IDR (Fox Chase Cancer Center
                              Project), VRDN, 3.60% due 7/01/2025 (e)                                             10,600
                      4,500   Philadelphia, Pennsylvania, Authority for IDR, Refunding (Institute for Cancer
                              Research), VRDN, Series A, 3.95% due 7/01/2013 (e)                                   4,500
                      4,290   Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities Authority,
                              Health System Revenue Refunding Bonds (Jefferson Health System), Series A,
                              5% due 5/15/2001 (a)                                                                 4,294
                              Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities Authority,
                              Hospital Revenue Bonds (Children's Hospital of Philadelphia Project), VRDN (e):
                     13,800     3.60% due 3/01/2027                                                               13,800
                      9,300     Series A, 3.60% due 3/01/2027                                                      9,300
                     38,000   Philadelphia, Pennsylvania, TRAN, Series A, 5% due 6/29/2001                        38,079
                              Schuylkill County, Pennsylvania, IDA, Resource Recovery Revenue Refunding
                              Bonds (Northeastern Power Company), VRDN (e):
                     43,100     AMT, Series B, 3.65% due 12/01/2022                                               43,100
                     12,400     Series A, 3.55% due 12/01/2022                                                    12,400
                      5,050   Somerset County, Pennsylvania, IDA, Revenue Bonds (Welding & Steel Project),
                              VRDN, AMT, 3.75% due 3/01/2015 (e)                                                   5,050
                     12,000   Temple University, Pennsylvania, The Commonwealth System of Higher
                              Education, University Funding Obligation Revenue Refunding Bonds, 5% due
                              5/10/2001                                                                           12,010
                      4,000   University of Pittsburgh, Pennsylvania, The Commonwealth System of Higher
                              Education (Pittsburgh Asset Notes-Panthers), 5.20% due 5/23/2001                     4,003
                              University of Pittsburgh, Pennsylvania, The Commonwealth System of Higher
                              Education Revenue Refunding Bonds:
                      9,000     (Pittsburgh Asset Notes-Panthers), 4% due 4/04/2002                                9,070
                      4,600     (University Capital Project), VRDN, Series A, 3.55% due 9/15/2004 (e)              4,600
                     14,400     (University Capital Project), VRDN, Series A, 3.55% due 9/15/2029 (e)             14,400
                     32,850   Venango, Pennsylvania, IDA, Resource Recovery Revenue Refunding Bonds
                              (Scrubgrass Project), CP, AMT, 3.25% due 5/22/2001                                  32,850
                      2,000   Washington County, Pennsylvania, IDA, IDR (Pennatronics Corporation Project),
                              VRDN, AMT, 3.75% due 11/01/2020 (e)                                                  2,000


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001 (CONCLUDED)                                              (IN THOUSANDS)
                      Face
State                Amount                            Issue                                                     Value
Pennsylvania        $ 2,185   Westmoreland County, Pennsylvania, IDA, Revenue Bonds (Newcomer Products),
(concluded)                   VRDN, AMT, 3.75% due 12/01/2006 (e)                                             $    2,185
                      1,650   York County, Pennsylvania, IDA, EDR (Fypon Limited Project), VRDN,
                              AMT, 3.75% due 4/01/2015 (e)                                                         1,650
                      2,000   York County, Pennsylvania, Solid Waste and Refuse Authority, Solid Waste
                              System Revenue Refunding Bonds, 5% due 12/01/2001 (b)                                2,013

Puerto Rico--         1,350   Puerto Rico Commonwealth, Highway and Transportation Authority,
0.2%                          Transportation Revenue Refunding Bonds, VRDN, Series A, 3.40% due
                              7/01/2028 (a)(e)                                                                     1,350

                              Total Investments (Cost--$597,291*)--99.3%                                         597,291

                              Other Assets LessLiabilities--0.7%                                                   4,112
                                                                                                              ----------
                              Net Assets--100.0%                                                              $  601,403
                                                                                                              ==========


(a)AMBAC Insured.
(b)FGIC Insured.
(c)MBIA Insured.
(d)Prerefunded.
(e)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2001.
*Cost for Federal income tax purposes.

See Notes to Financial Statements.

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2001
Assets:
Investments, at value (identified cost--$597,291,290)                                                    $   597,291,290
Cash                                                                                                              82,367
Interest receivables                                                                                           4,444,486
Prepaid registration fees and other assets                                                                       127,464
                                                                                                         ---------------
Total assets                                                                                                 601,945,607
                                                                                                         ---------------
Liabilities:
Payables:
 Investment adviser                                                                   $       222,944
 Distributor                                                                                  185,289            408,233
                                                                                      ---------------
Accrued expenses and other liabilities                                                                           134,614
                                                                                                         ---------------
Total liabilities                                                                                                542,847
                                                                                                         ---------------

Net Assets                                                                                               $   601,402,760
                                                                                                         ===============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized                                                                                               $    60,150,824
Paid-in capital in excess of par                                                                             541,357,095
Accumulated realized capital losses--net                                                                       (105,159)
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 601,508,244 shares of
beneficial interest outstanding                                                                          $   601,402,760
                                                                                                         ===============

See Notes to Financial Statements.


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2001
Investment Income:
Interest and amortization of premium and discount earned                                                 $    22,685,728

Expenses:
Investment advisory fees                                                              $     2,719,449
Distribution fees                                                                             689,019
Accounting services                                                                            95,154
Transfer agent fees                                                                            81,787
Professional fees                                                                              55,769
Custodian fees                                                                                 41,592
Registration fees                                                                              26,000
Printing and shareholder reports                                                               23,319
Pricing fees                                                                                    7,424
Trustees' fees and expenses                                                                     3,187
Other                                                                                           9,406
                                                                                      ---------------
Total expenses                                                                                                 3,752,106
                                                                                                         ---------------
Investment income--net                                                                                        18,933,622
Realized Loss on Investments--Net                                                                               (33,951)
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                     $    18,899,671
                                                                                                         ===============

See Notes to Financial Statements.


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                               For the Year Ended
                                                                                                   March 31,
                                                                                             2001             2000
Increase (Decrease) in Net Assets:
Operations:
Investment income--net                                                                $    18,933,622    $    14,542,714
Realized loss on investments--net                                                            (33,951)           (16,884)
                                                                                      ---------------    ---------------
Net increase in net assets resulting from operations                                       18,899,671         14,525,830
                                                                                      ---------------    ---------------
Dividends to Shareholders:
Investment income--net                                                                   (18,933,622)       (14,542,714)
                                                                                      ---------------    ---------------
Net decrease in net assets resulting from dividends to shareholders                      (18,933,622)      ( 14,542,714)
                                                                                      ---------------    ---------------

Beneficial Interest Transactions:
Net proceeds from sale of shares                                                        2,179,888,708      2,275,723,704
Value of shares issued to shareholders in reinvestment of
dividends                                                                                  18,933,754         14,542,700
                                                                                      ---------------    ---------------
                                                                                        2,198,822,462      2,290,266,404
Cost of shares redeemed                                                               (2,136,562,493)    (2,279,913,158)
                                                                                      ---------------    ---------------
Net increase in net assets derived from beneficial interest transactions                   62,259,969         10,353,246
                                                                                      ---------------    ---------------
Net Assets:
Total increase in net assets                                                               62,226,018         10,336,362
Beginning of year                                                                         539,176,742        528,840,380
                                                                                      ---------------    ---------------
End of year                                                                           $   601,402,760    $   539,176,742
                                                                                      ===============    ===============

See Notes to Financial Statements.



CMA PENNSYLVANIA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                           For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                    2001          2000         1999          1998         1997
Per Share Operating Performance:
Net asset value, beginning of year                      $    1.00     $    1.00     $    1.00     $    1.00    $    1.00
                                                        ---------     ---------     ---------     ---------    ---------
Investment income--net                                        .03           .03           .03           .03          .03
Realized loss on investments--net                            --++          --++          --++          --++         --++
                                                        ---------     ---------     ---------     ---------    ---------
Total from investment operations                              .03           .03           .03           .03          .03
                                                        ---------     ---------     ---------     ---------    ---------
Less dividends from investment income--net                  (.03)         (.03)         (.03)         (.03)        (.03)
                                                        ---------     ---------     ---------     ---------    ---------
Net asset value, end of year                            $    1.00     $    1.00     $    1.00     $    1.00    $    1.00
                                                        =========     =========     =========     =========    =========
Total Investment Return                                     3.47%         2.81%         2.77%         3.08%        2.92%
                                                        =========     =========     =========     =========    =========
Ratios to Average Net Assets:
Expenses                                                     .68%          .69%          .70%          .70%         .71%
                                                        =========     =========     =========     =========    =========
Investment income--net                                      3.42%         2.78%         2.71%         3.03%        2.86%
                                                        =========     =========     =========     =========    =========
Supplemental Data:
Net assets, end of year (in thousands)                 $  601,403    $  539,177    $  528,840    $  443,012   $  428,896
                                                        =========     =========     =========     =========    =========

++Amount is less than $.01 per share.

See Notes to Financial Statements.



CMA PENNSYLVANIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Pennsylvania Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $69,574 for these services. As of January 1, 2001, accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares, redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 2001, the Fund had a net capital loss carryforward of approximately $105,000, of which $13,000 expires in 2002, $11,000 expires in 2003, $22,000 expires in 2006, $4,000 expires in 2007,
$21,000 expires in 2008 and $34,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


CMA Pennsylvania Municipal Money Fund
Independent Auditors' Report


The Board of Trustees and Shareholders,
CMA Pennsylvania Municipal Money Fund of
CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Pennsylvania Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Pennsylvania Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Princeton, New Jersey
May 2, 2001




CMA PENNSYLVANIA MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES


Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and Treasurer
Phillip S. Gillespie--Secretary


Arthur Zeikel, Trustee of CMA Pennsylvania Municipal Money Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Zeikel well in his retirement.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*


*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].